Phzio TeleRehab - Physical Therapy Reinvented

TeleHealth based Employee Benefits Programs

eWellness Healthcare

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$30B

Traditional Physical Therapy industry in the USA

$900

Cost for typical "Episode of Care" in the USA

27M

Number of Episodes of Care being delivery annually in the USA

Phzio

Introduction & Background

eWellness develops Phzio - a Telehealth System for Ancillary Paramedical Services

2014 eWellness begins developing telehealth solution for remote monitored physical therapy called Phzio
Investment of $2.5M

Phzio TeleRehab is launched in Nov 2016

- PrehabPT launched in Q1 2017
- EMR/Partner API in Q2 2017
- Group Benefits Programs for TPAs & Carriers Q3 2017
- Lead Remedy for Clinical Practices Q4 2017
- Sport & Fitness Partner Program Q1 2018

Phzio

Phzio TeleRehab Model for Employee Benefits - What we do

Our model is super simple. If you are feeling pain call us. (No doctor's prescription required.) We initiate a video call and diagnose your condition. A treatment plan is created and then we monitor and adjust your therapy as needed. Typically you can be starting on therapeutic activity within 30 min of making contact with phzio



Employee is experiencing Pain (E.G.- Low Back Pain)

Telehealth Call & Diagnosis

Telehealth Monitored Treatment Program (multiple sessions)

Recovery & On-going wellness program

tokenized Patient Data SESSIONS & exchanges via Blockchain

Phzio



TeleRehab Relevance by Condition

85%	85%	80%	75%
BACK	HAND	BARIATRIC HYPERTENSIVE	JOINT
70%	65%	60%	
PRE/POST NATAL	VESTIBULAR	PRE/POST SURGICAL	
50%	25%		
CERVICAL	SPINAL		

Phzio



Thomas Hinkle

Repetitive strain knee injury from running

EXAMPLE : DEMO



Thomas books a telehealth appointment



Evaluation, Diagnosis & Plan of Care

15-30 min



Therapeutic Program Monitored by a Specialist

1x-5x



Therapeutic Program self-service & one-on-one check-ins

∞

Phzio

TeleRehab Elements



114°

ONE-ON-ONE EVALUATIONS & CHECK-INS



Phzio

MONITORED THERAPY PROGRAMS



5 Minutes
Increasing Yardage for Golfers
PHYSICAL THERAPY WORKS

THERAPEUTIC CONTENT LIBRARY

TOKENIZED PATIENT DATA SESSIONS & EXCHANGES VIA BLOCKCHAIN

Traditional vs TeleRehab

$2

per employee

per month

Phzio

NUMBER OF EMPLOYEES COVERED	1000
TRADITIONAL UTILIZATION RATE	8%
UTILIZATION RATE TELEREHAB	8%
# OF TREATMENTS	14
MONTHLY TELEREHAB FEE PER EMPLOYEE	US$2.00
TRADITIONAL PT COST	US$72,000.00
YEARLY TELEREHAB COST	US$24,000.00
AVG. TRADITIONAL EPISODE OF CARE	US$900.00
AVG. TELEREHAB EPISODE OF CARE	US$300.00
REMAINING TRADITIONAL PT COST	US$0.00

Total Cost Reduction -67% -US$48,000.00

Per Patient Reduction -US$600.00

cost reduction per episode of care

Phzio

150k

TARGET PATIENT
MEMBERS FOR 2018

$3.8M

TRACKING YEARLY
REVENUE
BASED ON 2018 TARGETS

6m

TARGET FOR EoY
2020

$288M

TRACKING YEARLY REVENUE
BASED ON 2019 TARGETS


Phzio
Carriers
100+
ENDEAVOR PLUS
BETTER HEALTH. BETTER YOU.
TPA
1000+
Self-Insured
1000+
Brokers
10000+
Company Sponsors
& Employees

TeleHealth Ecosystem Vision

$2

per employee

per month base

* Plus usage fee applied via HSA

eWellness Healthcare



Physical Rehabilitation (TeleRehab)



Monitored Exercise & Fitness*



Nutritional Consults*



Mental Wellness, Legal and other counselling services

Thank you for your time

Douglas MacLellan

310-283-4201
dmaclellan@phzio.com

SYM: EWLL

eWellness Healthcare
Phzio